NASDAQ: ATRS Cowen and Company 37th Annual Healthcare Conference March 6, 2017 Robert F. Apple President & Chief Executive Officer Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the timing and outcome of the U.S. Food and Drug Administration (“FDA”) review of the QST NDA, FDA approval of the QST NDA and future market acceptance and revenue for QST; the outcome of the pending patent litigation between Teva Pharmaceutical Industries, Ltd. (Teva) and Eli Lilly and Company regarding the Teriparatide multi-dose pen; FDA action with respect to Teva’s Abbreviated New Drug Application (“ANDA”) for the Teriparatide multi-dose pen and the timing and approval, if any, by the FDA of the same; Teva’s ability to adequately and timely respond to the Complete Response Letter received from the FDA for the VIBEX® epinephrine pen ANDA and approval by the FDA of the same, the timing and therapeutic equivalence rating thereof, and any future purchase orders and revenue pre or post FDA approval; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; FDA action with respect to Teva’s ANDA filed for the Exenatide pen and future revenue from the same; continued growth of prescriptions and sales of OTREXUP®; the timing of AMAG Pharmaceuticals sNDA filing for an auto injector for Makena and FDA approval of the same; the timing and results of research projects, clinical trials, and product candidates in development; actions by the FDA or other regulatory agencies with the respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions; and the results of fully audited 2016 financial statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2017 Copyright Antares Pharma, Inc. All Rights Reserved.

Antares Pharma A Growing, Revenue Generating State-of-the-Art Specialty Pharmaceutical Company An Innovative Leader In Self-Administered Injection Technology Two combination products approved and on the market (OTREXUP®, Sumatriptan) Three ANDA drug device combination products submitted by Teva and under review with first to file status (Exenatide, Epinephrine pen, Teriparatide) One NDA For a Drug Device Combination Product under active review at the FDA (QST) One Drug Device Combination Product in Advanced Clinical Development (AMAG’s Makena®) Novel Drug Delivery Technology Can Provide Life Cycle Management Solutions Auto-injector platform Multi-dose pen platform

Ongoing Catalysts QST NDA filed December 2016 – PDUFA date October 20, 2017 Sumatriptan launched by Teva, market share continues to grow Prescription Growth of OTREXUP® +17.8% in 2016 vs. 2015 Alliance Business progress: Makena® life cycle management collaboration with AMAG – topline PK results positive, AMAG expects sNDA submission Q217 Continued progress on pipeline products (Exenatide, Epinephrine, Teriparatide) resulting in increased product and development revenue

NDA Filing For QuickShot® Testosterone NDA submitted December 21, 2016, accepted as filed February 2017, PDUFA date 10/20/17 Possible launch in late 2017 / early 2018 Final safety and pain data from 26 and 52 week studies reported and included in NDA file QuickShot® Testosterone

STEADY Summary – QST-13-003 6 The majority of patients achieved mean TT Cavg168h within the defined range at Week 12 TT concentrations <300 ng/dL were observed in less than 3% in any SCTE-AI dose group Overall patient satisfaction with injections, sexual function and mood improved from baseline and majority of patients reported no injection related pain No patients had TT maximal concentrations ≥ 1500 ng/ dL at Week 12, regardless of SCTE-AI dose Treatment was generally well tolerated with increased hematocrit, increased PSA, and injection-site bruising Overall, the mean Week 12 TT Cavg168h was 553.3 ng/ dL (ranging from 483.2 ng/ dL to 741.4 ng/ dL )

QST-13-003 - Mean Testosterone Ctrough Over 52 Weeks 6 12 18 26 38 52 Week 1, pre-dose

Median treatment compliance was 100% 1,510 of 1,519 (99.4%) of observed injections in the 52 week study were reported as painless Satisfaction with self-injections, ease-of-use, self-image, and injection site reactions increased from Baseline to Week 12 Overall improvement was observed across all Psychosexual Daily Questionnaire (PDQ) domains, including sexual desire, enjoyment, performance, mood and in erection quality from Baseline to Week 26 Patient Compliance and Satisfaction 8

Testosterone Therapy Innovation QST

Testosterone Replacement Market: 2015-17 Retail Prescriptions 10 Symphony Health Solutions: Phast IDV 2016 2015

Sumatriptan Injection USP Launch 4mg & 6mg doses commercially available 7/1/16 Q316 revenue of $3.4 million generated from the shipment of finished product to Teva - $6.3 million shipped year-to-date through 9/30/16 50/50 profit split with Teva Antares produces final packaged product & sells to Teva at cost Teva distributes to market; profit split to Antares will be recorded as product revenue Latest weekly TRx market share ~22%* VIBEX® Sumatriptan *Source: Symphony Health Solutions w/e 2/17/17

OTREXUP® First approved methotrexate for subcutaneous injection in the U.S. Single-use, disposable & easy to use Collar activated, no push button, easy to grip and virtually painless Needle guard prevents accidental sticks Audible click followed by red indicator to confirm injection is complete Approved in 7.5, 10,12.5, 15, 17.5, 20, 22.5 & 25 mg color-coded doses

OTREXUP® Growth Prescription Growth of OTREXUP® +17.8% in 2016 vs. 2015 Q316 Revenues of $3.9 million +9% vs. Q315, and nine month year-to-date 2016 revenue of $11 million +11% vs. same period last year Growing OTREXUP®: Making it easier for patients and physicians to get Otrexup Modifying certain sales and marketing tactics to focus on product pull through and reimbursement Take advantage of new interim dosage strengths

Near Term Alliance Business Opportunities Exenatide Epinephrine Makena 14 Teriparatide

Generic Byetta® (exenatide) Multi-Dose Pen

- **Teva announced settlement with AstraZeneca and Amylin which allows Teva to launch on October 15, 2017, pending FDA approval**
- **Teva filed ANDA in December 2014 and it is under FDA review – Antares believes Teva has first to file status and 180 day marketing exclusivity**
- **Symphony retail sales of Byetta in 2016 ~$284 million**
- **Managed care plans may require Bydureon patients (extended release Byetta) to step through generic Byetta; Symphony 2016 retail sales of Bydureon ~$890 million**
- **ATRS will supply devices at reasonable margin plus receive high single digit to mid-teens royalty on Teva end sales**

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VIBEX® Epinephrine

- Teva filed ANDA amendment with FDA in December 2014, Complete Response Letter (CRL) issued February 2016, Teva and Antares working together to answer FDA questions
- Shipped $1.1 million in devices to Teva in Q316 and ~$18 million to date, continued to ship devices in Q416
- Mylan reported 2016 worldwide EpiPen® revenue of $1* billion
- Agreement with Teva – ATRS will receive margins on device sales and mid-to-high single digit royalty on overall product sales
- High visibility for the need of a generic EpiPen®

antares pharma
making medicines better™ feel

EpiPen® is a registered trademark of the Mylan Companies

* Mylan 2016 10K

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Generic Forteo® (teriparatide) Multi-Dose Pen Teva ANDA accepted by FDA 2/16; Lilly filed a lawsuit in response to Teva’s Paragraph IV notice, 30 month stay expires in August 2018. Lilly has agreed not to sue Teva on the device patent (which expires in 2025) - last to expire orange book patent is now August 2019* Based on available information, Antares believes Teva may have first to file status in U.S. and may be entitled to 180 day marketing exclusivity In December, ATRS announced the successful completion of Teva’s decentralized registration process for teriparatide in Europe. Teriparatide injection is the first product approved using ATRS multi-dose pen technology. Launch pending marketing authorizations and patent clearance Lilly reported 2016 Forteo® revenue of $1.5 billion1 - $771 million U.S. - $729 million ROW ATRS will supply devices at reasonable margin plus receive high single digit to mid-teens royalty on Teva end sales 1 2016 Lilly 10K *Bloomberg Intelligence Litigation Watch: Eli Lilly Forteo Suit

Makena® - Continued Progress Toward Q217 sNDA Filing

- AMAG/Makena® alliance began in 2014

- Antares is using the QuickShot device to develop a once-weekly subcutaneous injection of Makena
  - Potentially better patient compliance
  - Potentially easier administration
  - Currently administered IM with a large-gauge needle from a single dose vial, Auto-injector product sub-Q through a fine-gauge needle.

- Makena 2016 revenue was ~$334 million, expected to grow to ~$410-$440* in 2017

- First patients dosed in definitive PK study on 10/12/16 – Positive topline results announced 2/2/17 - AMAG estimates sNDA filing in 2Q17

- ATRS will supply devices at reasonable margin plus receive high single to low double digit royalties and sales milestones

*AMAG Revenue Guidance updated 1/9/17

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making medicines better™ feel
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Device Technology Platforms Allow For Multiple Product Development and Business Alliance Opportunities

Three Months Ended Dec. 31 Increase Decrease Full Year Ended Dec. 31 Increase Decrease 2016 UNAUDITED 2015 UNAUDITED 2016 UNAUDITED 2015 AUDITED Total Revenue $14.2 $11.8 +20% $52.2 $45.7 +14% Loss Per Share $(0.03) $(0.04) $(0.16) $(0.14) Sept 30, 2016 UNAUDITED Dec 31, 2016 UNAUDITED Q4 Cash Burn UNAUDITED Cash and Investments $31.8 $27.7 $4.1 Fourth Quarter and Full Year 2016 Operating and Financial Results Conference call scheduled for Tuesday, March 14, 2017 at 8:30 AM Eastern 2016 Preliminary Financial Results

Investment Considerations A growing, revenue generating company – $14.2* million Q416 and $52.2* million FY16 Ongoing Catalysts: QST NDA submission accepted as filed on 2/27/17 – PDUFA date 10/20/17 Sumatriptan Injection USP launched – TRx share after 6 months - ~22% Growth of OTREXUP™ TRx +17.8% 2016 vs. 2015 Progress in Alliance Business and pipeline projects (Exenatide, Epinephrine, Makena®, Teriparatide) Potential for five regulatory approvals of pending FDA submissions over next 2 years: 2017 – Exenatide, QST, Epinephrine and Makena® 2018 – Teriparatide (approved in Europe 12/16) Strong balance sheet – $27.7* million in cash and investments and no debt at December 31, 2016 * Unaudited

NASDAQ: ATRS Cowen and Company 37th Annual Healthcare Conference March 6, 2017 Robert F. Apple President & Chief Executive Officer